SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                SurModics, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                 SURMODICS, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  -----------


         The Annual Meeting of Shareholders of SurModics, Inc. will be held on January 22, 2001, at 4:00 p.m. (Minneapolis time), at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, for the following purposes:

         1.       To set the number of directors at eight (8).

         2.       To elect Class II directors.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on December 8, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                       BY ORDER OF THE BOARD OF DIRECTORS



                                      Dale R. Olseth
                                      Chairman and Chief Executive Officer

Eden Prairie, Minnesota
December 15, 2000

                                 SURMODICS, INC.

                         Annual Meeting of Shareholders
                                January 22, 2001



                                 PROXY STATEMENT



                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of SurModics, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 22, 2001, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 9924 West 74th Street, Eden Prairie, Minnesota 55344. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 15, 2000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed December 8, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 8, 2000, 16,618,736 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 8, 2000. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      Name and Address of              Number of Shares           Percent of
        Beneficial Owner              Beneficially Owned          Class (1)
      -----------------------         ------------------          ----------
      Dale R. Olseth                    1,271,000 (2)              7.6%
      9924 West 74th Street
      Eden Prairie, MN 55344
      David A. Koch                     1,062,580 (3)              6.4%
      9924 West 74th Street
      Eden Prairie, MN  55344


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 8, 2000, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes 5,000 shares held by Mr. Olseth's wife and 142,000 shares which may be acquired upon exercise of stock options which are exercisable as of December 8, 2000 or within 60 days of such date.

(3) Includes 44,000 shares which may be acquired upon exercise of stock options which are exercisable as of December 8, 2000 or within 60 days of such date, 50,000 shares held by the Greycoach Foundation, over which Mr. Koch has shared voting and investment power, and 142,000 shares held by a Trust for the benefit of Mr. Koch's wife and children. Mr. Koch is one of the Trustees of such Trust and has shared voting and dispositive powers over the shares held by the Trust.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of December 8, 2000, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

            Name of Beneficial               Number of Shares       Percent of
        Owner or Identity of Group          Beneficially Owned      Class (1)
        ---------------------------         ------------------      ----------

        Dale R. Olseth                           1,271,000 (2)           7.6%
        David A. Koch                            1,062,580 (3)           6.4%
        Patrick E. Guire, Ph.D.                    386,714 (4)           2.3%
        Kendrick B. Melrose                        301,204 (5)           1.8%
        James C. Powell                            165,038 (6)            *
        James J. Grierson                          158,772 (5)            *
        Stephen C. Hathaway                        125,200 (7)            *
        Walter H. Diers, Jr.                        95,200 (8)            *
        Donald S. Fredrickson, M.D.                 55,400 (9)            *
        Kenneth H. Keller, Ph.D.                    34,800 (10)           *
        John A. Meslow                              30,400 (11)           *
        All officers and directors
         as a group (12 persons)                 3,763,308 (12)         21.9%

*        Less than 1%

(1)      See footnote (1) to preceding table.

(2)      See footnote (2) to preceding table.

(3)      See footnote (3) to preceding table.

(4) Includes 68,000 shares which may be acquired upon exercise of stock options which are exercisable as of December 8, 2000 or within 60 days of such date.

(5) Includes 44,000 shares which may be acquired upon exercise of stock options which are exercisable as of December 8, 2000 or within 60 days of such date.

(6) Includes 500 shares held by Mr. Powell's wife and 43,800 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

(7) Includes 113,200 shares which may be acquired upon exercise of stock options which are exercisable as of December 8, 2000 or within 60 days of such date.

(8) Includes 13,200 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

(9) Includes 400 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

(10) Includes 30,800 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

(11) Includes 2,400 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

(12) Includes 591,000 shares which may be purchased upon exercise of options which are exercisable as of December 8, 2000 or within 60 days of such date.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors, which shall not be less than three, shall be determined by the shareholders. The Board of Directors recommends that the number of directors be set at eight. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. The Class II directors will be elected to a three-year term and, therefore, will hold office until the Company's 2004 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The terms of Class III and I directors continue until 2002 and 2003, respectively.

         The Board of Directors nominates James J. Grierson and Kendrick B. Melrose for re-election as Class II directors. Each Proxy will be voted for each of such nominees unless the Proxy withholds a vote for one or both nominees. If, prior to the meeting, it should become known that either of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve. Under applicable Minnesota law, approval of the proposal to set the number of directors at eight, as well as the election of each Class II nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 4,154,685 shares.

         The following information is provided with respect to each director nominee as well as each director whose term continues after the Annual Meeting:

       Name                             Age      Position with Company
       ----                             ---      ---------------------
    Dale R. Olseth                      70      Chairman and Chief Executive
                                                Officer
    Patrick E. Guire, Ph.D.             64      Senior Vice President and Chief
                                                Scientific Officer and Director
    Donald S. Fredrickson, M.D. (1)     76      Director
    James J. Grierson (2)               58      Director
    Kenneth H. Keller, Ph.D. (1)(2)     66      Director
    David A. Koch (1)(2)                70      Director
    Kendrick B. Melrose (1)(2)          60      Director
    John A. Meslow (1)                  61      Director


(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

         Dale R. Olseth (Class III) joined the Company in 1986 as its President (which position he held until 1998), Chief Executive Officer and a director, and has served as Chairman of the Board since 1988. Mr. Olseth also serves on the Board of Directors of The Toro Company. He served as Chairman or President and Chief Executive Officer of Medtronic, Inc. from 1976 to 1986. From 1971 to 1976, Mr. Olseth served as President and Chief Executive Officer of Tonka Corporation.

         Patrick E. Guire, Ph.D. (Class I) is a co-founder of the Company and has served as Senior Vice President and Chief Scientific Officer and a director since 1980. Dr. Guire is responsible for the research affairs of the Company. Prior to founding SurModics, Dr. Guire was employed by Kallestad Laboratories, Inc. as a senior scientist from 1978 to 1979 and was a researcher at the Midwest Research Institute, Inc. in Kansas City, Missouri from 1972 to 1978.

         Donald S. Fredrickson, M.D. (Class I) was elected a director of the Company in 1991. He has served as President and Chief Executive Officer of D.S. Fredrickson Associates, Inc., an international medical research and biomedical consulting firm since 1987. Dr. Fredrickson served as Vice President, President and Chief Executive Officer during his tenure at the Howard Hughes Medical Institute in Washington D.C. from 1983 to 1987. During 1982 and 1983, he served as a scholar-in-residence at the National Academy of Sciences of the United States of America. From 1975 to 1981, he served as the Director of the National Institutes of Health.

         James J. Grierson (Class II) was elected a director of the Company in 1988. He served as Vice President of Business Development for Honeywell, Inc. from 1992 until his retirement in 1996. He was Vice President of Finance for Honeywell from 1987 to 1992 and its Vice President and Treasurer from 1982 to 1987.

         Kenneth H. Keller, Ph.D. (Class III) was elected a director of the Company in 1997. He has served as Professor of Science and Technology Policy in the Hubert H. Humphrey Institute of Public Affairs at the University of Minnesota since 1996. Dr. Keller was a Senior Fellow at the Council on Foreign Relations from 1989 to 1997. Dr. Keller joined the Chemical Engineering and Materials Science faculty of the University of Minnesota in 1964, and through the years assumed increasing administrative responsibilities, including serving as the twelfth President of the University in 1985, a position he held until 1988, when he moved to Princeton University as a Visiting Fellow.

         David A. Koch (Class III) was elected a director of the Company in 1988. He has served as the Chairman of Graco Inc. since 1985, as its Chief Executive Officer from 1985 to 1996 and as its President and Chief Executive Officer from 1962 to 1985.

         Kendrick B. Melrose (Class II) was elected a director of the Company in 1988. He has served as Chairman of the Board and Chief Executive Officer of The Toro Company since 1987, and served as its Chief Executive Officer from 1983 to 1987 and as its President from 1981 to 1983. Mr. Melrose is also a director of Donaldson Company, Inc. and Valspar Corporation.

         John A. Meslow (Class I) was elected a director of the Company in 2000. He served as Senior Vice President and President - Neurological Business of Medtronic, Inc. from 1985 until his retirement in 2000.

Committee and Board Meetings

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee met twice during fiscal 2000. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's employee stock plans. The Compensation Committee met once during the year.

         During fiscal 2000, the Board of Directors held eight formal meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and of committee(s) of which he was a member.

Directors Fees

         Directors are not currently paid fees for attending Board or Committee meetings. Non-employee directors are generally compensated with non-qualified stock options as determined by the Board of Directors from time to time. The non-employee directors currently hold non-qualified stock options to purchase an aggregate of 216,400 shares of Common Stock, including options to purchase an aggregate of 12,000 shares granted during fiscal 2000. All such options have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and expire five to ten years after the date of grant. Such options vest over five year periods commencing on the date of grant. In addition, Messrs. Grierson and Fredrickson are reimbursed for their travel-related expenses incurred in attending meetings of the Board of Directors.


                              CERTAIN TRANSACTIONS

         In August 1997, the Company adopted a plan pursuant to which an employee of the Company could borrow amounts from the Company to fund stock option exercises. No further loans are being granted under this program. Any loan made pursuant to this plan was required to provide for: a five-year term, subject to automatic acceleration to three months after termination of employment; interest payable annually at the prime rate in effect at the time of the loan; principal payable at maturity; and a pledge of the shares of Common Stock acquired with the proceeds of the loan as security. Under the terms of this loan program, (i) Walter H. Diers, Jr., Vice President of Corporate Development for the Company, borrowed an aggregate of $80,000 on September 19, 1997, at an interest rate of 8.5%, to exercise an option to purchase an aggregate of 20,000 shares of Common Stock at $4.00 per share and (ii) James C. Powell, President and Chief Operating Officer, borrowed an aggregate of $56,000 on September 19, 1997, at an interest rate of 8.5% to exercise an option to purchase an aggregate of 14,000 shares of Common Stock at $4.00 per share. Mr. Powell's loan was paid in full during fiscal 1999 and Mr.
Diers' loan was paid in full during fiscal 2000.

                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of four of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Exhibit A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission.

                                            Members of the Audit Committee:
                                                James J. Grierson, Chairman
                                                Kenneth H. Keller, Ph.D.
                                                David A. Koch
                                                Kendrick B. Melrose

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation

         The Compensation Committee ("Committee") of the Board of Directors of the Company is currently composed of five of the Company's outside directors. None of the members of the Committee is an employee or executive officer of the Company. During the fiscal year ended September 30, 2000, Dale R. Olseth, the Company's Chief Executive Officer, served as the chairman of the compensation committee of The Toro Company. Kendrick B. Melrose, a member of the Committee, serves as the Chief Executive Officer of The Toro Company.

         Compensation Philosophy

         The Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of executive officers and employees with those of shareholders. The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance incentives, benefits and long-term incentive opportunities in the form of stock options, restricted stock grants and stock ownership. The Committee's position is that stock ownership by executive officers and employees is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

         Base Salary

         Base salaries for executive officers of the Company are reviewed by the Committee on an annual basis. Each year, the Committee assesses the executive officer's level of responsibility, experience, individual performance, and accountabilities relative to other Company executive officers and external market practices. The Company's annual base salaries for its executive officers are generally conservative when compared to base salaries offered by comparable companies. However, the Committee believes that executive officers' base salaries, when combined with incentive plans based on the Company's financial performance, are generally competitive with compensation levels at comparable companies. The Company's pay-for-performance philosophy places a substantial portion of executive officers' total compensation "at risk" while providing compensation opportunities which are comparable to the market levels.

         Incentives

         The Company may grant some executive officers long-term awards, including performance awards, stock options, and restricted stock. The purposes of the awards are to:

         (i) focus executives on the achievement of performance objectives that enhance shareholder value;

         (ii) emphasize the importance of balancing present business needs and long-term goals critical to the future success of the Company; and

         (iii) attract and retain executives officers of superior ability.

         Annual Incentive Plan. The Company has adopted a cash bonus plan that enables the Company's employees, including its executive officers, to earn an additional percentage of their annual base salary based on the achievement of certain financial goals by the Company. Pursuant to this plan, executive officers may earn up to an additional 32% of their respective annual base salaries if the goals are met. The actual percentage award for all employees is determined based on the achievement of certain revenue and operating income goals for the fiscal year.

         1997 Incentive Stock Option Plan. Under the Company's 1997 Incentive Stock Option Plan, 1.2 million shares of Common Stock were reserved for issuance to executive officers and employees. The 1997 Plan requires that the option price per share must be at least 100% of the fair market value of the Common Stock on the date of the option grant. Options typically expire seven years from the date of grant or upon termination of employment, and are exercisable at a rate of 20% per year commencing one year after the date of grant.

         Nonqualified Stock Option Plan. Under the Company's Nonqualified Stock Option Plan, 1,944,480 shares of Common Stock were reserved for issuance to outside directors, executive officers and employees. The options are granted at 100% of the fair market value. Options expire seven to ten years from the date of grant, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing two years after the date of grant.

         Restricted Stock Plan. Under the Company's Restricted Stock Plan, 200,000 shares of Common Stock were reserved for issuance to executive officers and key employees. Under the Restricted Stock Plan, grants of restricted stock vest in full five years from the date of grant.

         General

         The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company also maintains a 401(k) savings plan in which all qualified employees, including the executive officers, may participate. The Company provides matching contributions to the savings plan for all participating employees, allowing such employees to earn up to an additional 3% of their annual base salary. In addition, the Company maintains a Stock Purchase Plan that permits qualified employees, including executive officers, to purchase stock of the Company at favorable prices. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2000.

         Chief Executive Officer Compensation

         Dale R. Olseth served as the Company's Chief Executive Officer in fiscal 2000. His annual base salary and eligibility for annual incentives, set forth in the following tables, were determined in accordance with the policies described above as applicable to all executive officers.

         Other

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly-held corporation to $1,000,000. In fiscal 2000, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1 million and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under
Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                                      Members of the Compensation Committee:
                                          David A. Koch, Chairman
                                          Donald S. Fredrickson, M.D.
                                          Kenneth H. Keller, Ph.D.
                                          Kendrick B. Melrose
                                          John A. Meslow

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Chief Executive Officer and each other executive officer of the Company (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for 2000.

                                               Summary Compensation Table
                                                                                       Long-term
                                                    Annual Compensation               Compensation
                                             ---------------------------------         Securities
            Name and Principal               Fiscal      Salary         Bonus      Underlying Options      All Other
               Position                       Year         ($)          ($)(1)       (# of shares)      Compensation (2)
Dale R. Olseth,                               2000     $ 150,724      $ 46,440           20,000             $ 3,203
   Chairman and Chief Executive Officer       1999     $ 132,088      $ 27,596           15,000             $ 6,148
                                              1998     $ 114,944      $ 22,663           10,000             $ 3,938

James C. Powell,                              2000     $ 135,655      $ 41,796           20,000             $ 3,292
   President and Chief Operating  Officer     1999     $ 122,500      $ 28,800           15,000             $ 5,871
                                              1998     $ 104,755      $ 20,602           10,000             $ 3,479

Stephen C. Hathaway,                          2000     $ 113,052      $ 34,830           12,000             $ 3,392
   Vice President and Chief Financial         1999     $ 107,082      $ 25,200            8,000             $ 5,488
   Officer                                    1998      $ 95,771      $ 19,573            5,000             $ 3,225

Patrick E. Guire, Ph.D.,                      2000      $ 97,480      $ 30,034                0             $ 2,803
   Senior Vice President and Chief            1999      $ 93,344      $ 20,880                0             $ 4,781
   Scientific Officer                         1998      $ 87,326      $ 17,922            5,000             $ 3,100

Walter H. Diers, Jr.,                         2000      $ 95,479      $ 44,417           12,000             $ 2,865
   Vice President of Corporate Development    1999      $ 89,676      $ 20,644            8,000             $ 4,641
                                              1998      $ 85,157      $ 16,997            5,000             $ 2,894


(1) Represents amounts earned under a bonus plan for the Company's officers enabling them to receive a payout of up to 32% of their base salary. The amount of the bonus is determined based on the achievement of certain revenue and profit goals for the year. The plan was reviewed and approved by the Board of Directors. Mr. Diers' bonus in fiscal 2000 included an additional discretionary payment related to the completion of a specific licensing milestone.

(2)      Represents contributions made by the Company under its 401(k) plan.

Option/SAR Grants During 2000 Fiscal Year

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended September 30, 2000. The Company has not granted stock appreciation rights.

                                Number of                                                      Potential Realizable
                               Securities        % of Total                                      Value At Assumed
                               Underlying        Options/SARs                                  Annual Rates Of Stock
                              Options/SARs       Granted to      Exercise or                     Price Appreciation
                                 Granted         Employees in     Base Price     Expiration       For Option Term
    Name                         (#)(1)          Fiscal Year        ($/Sh)          Date        5% ($)       10% ($)
-------------                 ------------       ------------    -----------     ----------    ---------------------
Dale R. Olseth                   20,000             8.1%           $25.094        9/18/07       $706,196    $978,022
James C. Powell                  20,000             8.1%           $25.094        9/18/07       $706,196    $978,022
Stephen C. Hathaway              12,000             4.8%           $25.094        9/18/07       $423,717    $586,813
Patrick E. Guire, Ph.D.             0               N/A              N/A            N/A          N/A         N/A
Walter H. Diers, Jr.             12,000             4.8%           $25.094        9/18/07       $423,717    $586,813
-------------

(1) Such options are exercisable annually as to 20% of the total number of shares commencing September 18, 2001.

Aggregated Option/SAR Exercises During 2000 Fiscal Year and Fiscal Year End Option/SAR Values

         The following table provides information related to the exercise of stock options during fiscal 2000 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

                                                                 Number of Unexercised
                                                                 Securities Underlying       Value of Unexercised In-the-
                                                                  Options at 9/30/00         Money Options at 9/30/00(1)
                               Shares                        ----------------------------    -----------------------------
                            Acquired on         Value
Name                          Exercise       Realized(2)     Exercisable    Unexercisable    Exercisable     Unexercisable
----                          --------       --------        -----------    -------------    -----------     -------------
Dale R. Olseth                    N/A            N/A            142,000        88,000         $3,487,875       $1,587,120
James C. Powell                 40,800         $505,750          46,800        74,400         $1,125,275       $1,248,820
Stephen C. Hathaway             12,000         $139,500          83,600        84,400         $2,056,250       $1,748,872
Patrick E. Guire, Ph.D.         24,000         $307,500          60,000        26,000         $1,487,000       $  638,500
Walter H. Diers, Jr.            24,000         $244,500          19,200        42,800         $  454,300       $  714,072

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of September 29, 2000 on the Nasdaq National Market was $27.375.

(2) Value is equal to the difference between the closing price as quoted on the Nasdaq National Market on the date of exercise and the option exercise price per share multiplied by the number of shares to which the exercise relates.

Stock Performance Chart

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market and the Nasdaq Medical Industry Index (Medical Devices, Instruments and Supplies). The comparison assumes $100 was invested on March 3, 1998 (the date of the Company's initial public offering) and assumes reinvestment of dividends.


             Comparison of Cumulative Total Return Among SurModics,
      the Nasdaq Stock Market (U.S.) and the Nasdaq Medical Industry Index
                   (Medical Devices, Instruments and Supplies)


                                [CHART OMITTED]

              March 3, 1998     September 30, 1998   September 30, 1999   September 29, 2000
SurModics         100.000            102.507               198.333            730.000
Nasdaq US         100.000             96.904               158.312            210.177
Nasdaq Medical    100.000             84.844               121.453            169.487


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to Insiders were complied with, except that Walter F. Diers, Jr. was late filing two forms, each reporting one transaction, Patrick E. Guire was late filing a form reporting two gift transactions, and Marie J. Versen and Messrs. Diers, Fredrickson, Grierson, Hathaway, Keller, Koch, Melrose, Meslow, Olseth and Powell were each late filing a form reporting an option grant.


                          INDEPENDENT PUBLIC ACCOUNTANT

         Arthur Andersen LLP acted as the Company's independent public accountant for fiscal 2000. Representatives of Arthur Andersen LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by August 14, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after October 27, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2000, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                    FORM 10-K

         The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules thereto. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Requests for copies of such report and/or exhibits(s) should be directed to Mr. Stephen C. Hathaway, Vice President and Chief Financial Officer, at the Company's principal address.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Dale R. Olseth
                                        Chairman and Chief Executive Officer

Dated:  December 15, 2000
        Eden Prairie, Minnesota

                                    EXHIBIT A

                                 SurModics, Inc.
                             Audit Committee Charter

Organization

         The Board of Directors of SurModics, Inc. has established an Audit Committee. The Committee shall be comprised of three or more directors who are independent of the management of the Company as defined by the Nasdaq Stock Market. Each of the directors must be able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee, preferably the Chairman, must have past experience in finance or accounting, requisite professional certification in accounting, or other comparable experience which results in the individual's financial sophistication.

Statement of Policy

         The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to shareholders, potential shareholders, and the investment community relating to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, independent public accountants, internal auditors (if any), outside legal counsel, and financial management of the Company.

Responsibilities

         The Audit Committee's duties and responsibilities include:

With respect to the Annual Financial Statements:

o Meet with the independent public accountants and financial management of the Company to review the proposed scope, fees, and procedures to be utilized in the audit of the financial statements for the current fiscal year.

o At the conclusion of the audit, review the results thereof, including any comments or recommendations of the independent public accountants.

o Inquire of the independent public accountants if there were any significant financial reporting issues or judgements made during the accounting period and, if so, how they were resolved.

o Review any changes in accounting principles that occurred during the period.

o Inquire about the existence and substance of any significant accounting accruals, reserves, contingencies and estimates made by management that have a material impact on the financial statements and determine the independent public accountants' opinions regarding the quality of all such items.

o Review with management and the independent public accountants the financial statements contained in the annual report to shareholders to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements.

o Discuss with financial management and the independent public accountants any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory bodies, that are expected to have an impact on the financial statements.

o Based on the foregoing, indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K.

o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

With respect to the Quarterly Financial Statements:

o Review with management and the independent public accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q. This review may be conducted through a designated representative member of the Committee.

With respect to the relationship with the Independent Public Accountants:

o With management, review the performance of the independent public accountants. On an annual basis, select the independent public accountants to audit the financial statements of the Company.

o Annually ensure the receipt from the independent public accountants of a formal written statement delineating all relationships between the independent public accountants and the Company, as required by Independence Standards Board 1.

o Provide sufficient opportunity for the internal auditor (if any) and independent public accountants to meet with members of the Audit Committee without members of management present.

o    Review all fees paid by the Company to the independent public accountants.

Other:

o Review with the independent public accountants, internal auditors (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

o Meet, as necessary, with the outside legal counsel to discuss any legal matters that may have a material impact on the financial statements.

o    Review the following items on a periodic basis:

     o    the corporation's risk management program;

     o    the corporation's investor relations program;

     o the status of the corporation's information systems hardware, software, processing procedures, and controls;

     o    the CEO's expenses and perquisites;

     o any non-audit services performed for the corporation by the independent public accountants;

     o any other area deemed to be significant to the corporation's financial statements (i.e. investments).

o Investigate any matter brought to the Committee's attention within the scope of its responsibilities, with the power to retain outside legal counsel, accounting or other consultants for this purpose if, in the Committee's judgement, that is appropriate.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Directors.

o The review and reassessment of the adequacy of this formal, written charter on at least an annual basis.

Meetings

         The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. A majority of members will constitute a quorum and will be able to conduct the business of the Committee. As necessary, the Committee may request that members of management and representatives of the independent public accountants or outside legal counsel be present at meetings of the Committee. Minutes of all meetings shall be recorded and maintained by the Committee.

                                 SURMODICS, INC.
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                January 22, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         The undersigned hereby appoints DALE R. OLSETH and STEPHEN C. HATHAWAY, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of SurModics, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, at 4:00 p.m. (Minneapolis time) on January 22, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.




               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED




                       SURMODICS, INC. 2001 ANNUAL MEETING
    The Board of Directors recommends that you vote FOR each proposal below.

1.  Set the number of directors at eight (8)                                [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN

2.  Elect Class II directors:  1 - James J. Grierson                        [  ] FOR all nomi-      [  ] WITHHOLD AUTHORITY
                               2 - Kendrick B. Melrose                           nees listed to the      to vote for all nominees
                                                                                 left (except as         listed to the left.
(Instructions:  To withhold authority to vote for any indicated nominee,         Specified below).
write the name of the nominee(s) in the box provided to the right).
                                                                            [------------------------------------------]

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof.

Check appropriate box.
Indicate changes below:
Address Change?  [  ]   Name Change?  [  ]   Date____________       NO. OF SHARES

                                        Attending Meeting?  [  ]    [-------------------------------------]
                                                                    Signature(s) in Box
                                                                    PLEASE DATE AND SIGN ABOVE
                                                                    exactly as name appears at the left indi-
                                                                    cating, where appropriate, official position
                                                                    or representative capacity. For stock held in
                                                                    joint tenancy, each joint tenantshould sign.
